NET FINANCE COSTS (Details) - CAD CAD in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	CAD 162	CAD 91
Convertible debentures	9	11
Unwinding of discount rate	12	10
Gain in fair value of non-commodity-related derivative financial instruments	(8)	(3)
Loss on revaluation of conversion feature of convertible debentures	13	40
Foreign exchange (gains) losses and other	(3)	4
Net finance costs	CAD 185	CAD 153